Exhibit 99.1

Contacts:	Debbie O’Brien Corporate Communications + 1 650 385 5735 dobrien@informatica.com	Stephanie Wakefield Investor Relations +1 650 385 5261 swakefield@informatica.com

INFORMATICA REPORTS RECORD SECOND QUARTER REVENUES OF $192.7 MILLION

Achieves Greater than 20 Percent Year-over-Year License Revenue Growth for Seventh Consecutive Quarter

•	Record second quarter total revenues of $192.7 million, up 24 percent year-over-year

•	Record second quarter license revenues of $86.3 million, up 23 percent year-over-year

•	Record second quarter GAAP earnings per diluted share of $0.23 and non-GAAP earnings per diluted share of $0.33

REDWOOD CITY, Calif., July 21, 2011 — Informatica Corporation (NASDAQ: INFA), the world’s number one independent provider of data integration software, today announced financial results for the second quarter ended June 30, 2011.

“Informatica’s seventh consecutive quarter with year-over-year license revenue growth higher than twenty percent reflects the increasing adoption of our expansive product portfolio driven by the top business priorities of our customers,” said Sohaib Abbasi, chairman and CEO, Informatica. “The latest big data technology trend is elevating the role of data integration and expanding our addressable market as organizations aspire to become data-centric enterprises.”

Financial Highlights for the Second Quarter Ended June 30, 2011

Total revenues for the second quarter of 2011 were $192.7 million, an increase of 24 percent from $155.7 million recorded in the second quarter of 2010. License revenues were $86.3 million, an increase of 23 percent from $70.0 million recorded in the second quarter of 2010.

Income from operations for the second quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $36.2 million, up 42 percent from $25.5 million in the second quarter of 2010.

GAAP net income for the second quarter of 2011 was $26.2 million or $0.23 per diluted share, up over 35 percent from $17.4 million or $0.17 per diluted share in the second quarter of 2010.

Non-GAAP income from operations for the second quarter of 2011 was $52.5 million, up 41 percent from $37.3 million in the second quarter of 2010. Non-GAAP net income for the second quarter was $37.7 million or $0.33 per diluted share, up over 32 percent from $25.8 million or $0.25 per diluted share in the second quarter of 2010. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructurings, acquisitions and other expenses and stock compensation. A reconciliation of GAAP results to non-GAAP results is included below.

For the six month period ended June 30, 2011, revenues were $360.8 million, an increase of 24 percent from the $290.8 million recorded for the first six months of 2010. License revenues for the first six months of 2011 were $157.8 million, up 26 percent from $125.1 million in the first six months of 2010. GAAP net income for the first six months of 2011 was $48.1 million or $0.43 per diluted share, up over 48 percent from $29.2 million or $0.29 per diluted share in the first six months of 2010. Non-GAAP net income for the first six months of 2011 was $68.6 million or $0.62 per diluted share, up over 37 percent from $46.8 million or $0.45 per diluted share in the first six months of 2010. For the six month periods ended June 30, 2011 and June 30, 2010, earnings per diluted share was calculated on an “if converted” basis, including the add-back of $0.8 million and $1.9 million, respectively, of interest and convertible notes issuance cost amortization, net of applicable income taxes. The add-back of $0.8 million for the six month period ended June 30, 2011 represents interest and convertible note issuance cost amortization until the redemption of the convertible notes on March 18, 2011.

Additional Highlights Achieved Since April 2011:

•

Signed repeat business with 299 customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included: AutoTrader.com, BMC Software, Friends Provident Management Services, Symantec Corporation, Vale and XL Global Services.

•

Added 96 new customers. Informatica increased its customer base to 4,446 companies including 74 new Informatica customers and 22 customers added through the acquisition of WisdomForce. New customers included: Australia Health Practitioner Regulation Agency, the Board of Trustees of Illinois State University, Mediq Sverige, New York City Department of Finance, and Philadelphia Insurance Companies.

•

Launched Informatica 9.1 for Big Data. Based on years of pioneering innovation, Informatica 9.1 is the first unified data integration platform designed to unleash the full business potential of big data and empower the data centric-enterprise, with well-differentiated support for all three big data trends: big transaction data, big interaction data and big data processing.

•

Launched Informatica Cloud Summer 2011 in Support of Hybrid IT. The new release will enable hybrid IT by extending unified, enterprise-class data integration services to the cloud and introducing increased levels of security and user management to better protect data access, improve governance and enable “cloud control.”

•

Acquired WisdomForce Technologies to Extend Big Data Offering for Data Replication. Together, Informatica PowerCenter and WisdomForce will enable a broad range of data replication projects, from high-speed data cloning to the sophisticated data replication with complex transformations required by active data warehousing.

•

Acquired ActiveBase to Deliver Dynamic Data Masking. Addressing a new and fast growing category of dynamic data masking for production databases, ActiveBase complements and extends Informatica’s Information Lifecycle Management (ILM) product portfolio.

•	Announced Partnership with EMC for Hadoop Big Data Support. Informatica is supporting EMC’s distribution of Hadoop to help enable enterprises to realize the full potential of big data.

•	Announced Partnership with Symantec to Address Big Data Challenge. Informatica expanded its existing relationship with Symantec to resell Informatica Data Archive.

•	Announced Cloud OEM with MicroStrategy. Informatica has been selected as the data integration foundation for the MicroStrategy Cloud, the first cloud-based business intelligence platform.

•

Informatica Executives’ Leadership Recognized at Stevie Awards. In the annual American Business Awards, Chris Boorman, chief marketing officer and senior vice president of Education and Enablement won the Stevie Award for Marketing Executive of the Year. Stephanie Wakefield, vice president, Investor Relations, won the Stevie Award for Communications, Investor Relations or PR Executive of the Year.

Conference Call and Webcast

Informatica will discuss its second quarter 2011 results on a conference call today beginning at 2:00 p.m. PDT. A live webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 706-645-9291, reservation number 57566980.

About Informatica

Informatica Corporation (NASDAQ: INFA) is the world’s number one independent provider of data integration software. Organizations around the world gain a competitive advantage in today’s global information economy with timely, relevant and trustworthy data for their top business imperatives. Worldwide, more than 4,400 enterprises rely on Informatica for Data Integration and Data Quality solutions to access, integrate and trust their information assets held in the traditional enterprise, off premise and in the Cloud. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.

Non-GAAP Financial Information

To supplement Informatica’s condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.

Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica’s performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions, that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica’s industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies’ operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods.

There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees’ compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.

Forward Looking Statements

This press release contains forward-looking statements, including those relating to the expansion of our markets, acquisitions and the critical role of data integration. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to competition with larger companies that have longer operating histories or greater financial, technical, marketing and other resources; and uncertainty in the state of IT spending and the growth of the market for data integration solutions in general. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of July 21, 2011 and Informatica undertakes no duty to update this information.

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Note: Informatica, Informatica PowerCenter, Informatica Cloud, Informatica Information Lifecycle Management, and Informatica Data Archive are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Revenues:
License	$86,343	$70,016	$157,844	$125,063
Service	106,384	85,645	202,915	165,728

Total revenues	192,727	155,661	360,759	290,791

Cost of revenues:
License	1,217	1,143	2,658	2,108
Service	29,365	25,041	56,679	48,098
Amortization of acquired technology	4,885	3,616	9,178	6,388

Total cost of revenues	35,467	29,800	68,515	56,594

Gross profit	157,260	125,861	292,244	234,197

Operating expenses:
Research and development	32,929	26,801	63,516	50,379
Sales and marketing	70,943	60,053	130,525	111,472
General and administrative	13,953	10,865	25,991	22,273
Amortization of intangible assets	1,992	2,355	4,073	5,065
Facilities restructuring charges	476	336	986	992
Acquisitions and other	780	—	(922)	3,649

Total operating expenses	121,073	100,410	224,169	193,830

Income from operations	36,187	25,451	68,075	40,367
Interest and other income (expense), net	425	(694)	(1,192)	657

Income before income taxes	36,612	24,757	66,883	41,024
Income tax provision	10,402	7,330	18,764	11,803

Net income	$26,210	$17,427	$48,119	$29,221

Basic net income per common share	$0.25	$0.19	$0.47	$0.32

Diluted net income per common share (1)	$0.23	$0.17	$0.43	$0.29

Shares used in computing basic net income per common share	106,014	91,673	101,458	91,213

Shares used in computing diluted net income per common share	113,148	107,959	112,755	107,701

(1)	Diluted EPS is calculated under the "if converted" method for the three months ended June 30, 2010, and six months ended June 30, 2011 and 2010. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million for the three months ended June 30, 2010, and $0.8 million and $1.9 million for the six months ended June 30, 2011 and 2010, respectively.

INFORMATICA CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2011	December 31, 2010
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$273,040	$208,899
Short-term investments	291,137	262,047
Accounts receivable, net of allowances of $3,675 and $4,289, respectively	125,316	147,534
Deferred tax assets	18,883	22,664
Prepaid expenses and other current assets	39,560	32,321

Total current assets	747,936	673,465

Property and equipment, net	9,719	9,866
Goodwill and intangible assets, net	497,406	478,653
Long-term deferred tax assets	25,061	18,314
Other assets	6,201	9,343

Total assets	$1,286,323	$1,189,641

Liabilities and stockholders' equity

Current liabilities:
Accounts payable and other current liabilities	$101,074	$112,462
Accrued facilities restructuring charges	19,629	18,498
Deferred revenues	189,668	172,559
Convertible senior notes	—	200,693

Total current liabilities	310,371	504,212

Accrued facilities restructuring charges, less current portion	13,169	20,410
Long-term deferred revenues	6,491	6,987
Long-term deferred tax liabilities	230	311
Long-term income taxes payable	16,324	12,739
Other liabilities	4,872	—

Stockholders' equity	934,866	644,982

Total liabilities and stockholders' equity	$1,286,323	$1,189,641

INFORMATICA CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2011	2010
Operating activities:
Net income	$48,119	$29,221
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,799	3,279
Allowance for (recovery of) doubtful accounts	(499)	33
Gain on sale of investment in equity interests	—	(1,824)
Stock-based compensation	15,667	11,061
Deferred income taxes	(1,197)	(1,009)
Tax benefits from stock-based compensation	15,421	7,974
Excess tax benefits from stock-based compensation	(15,172)	(6,077)
Amortization of intangible assets and acquired technology	13,251	11,453
Non-cash facilities restructuring charges	986	992
Other non-cash items	(1,702)	384
Changes in operating assets and liabilities:
Accounts receivable	22,905	12,097
Prepaid expenses and other assets	(8,975)	1,078
Accounts payable and other current liabilities	(8,675)	(2,377)
Income taxes payable	65	(4,379)
Accrued facilities restructuring charges	(7,014)	(7,158)
Deferred revenues	16,545	4,849

Net cash provided by operating activities	92,524	59,597

Investing activities:
Purchases of property and equipment	(2,377)	(3,213)
Purchases of investments	(191,895)	(129,009)
Purchase of investment in equity interest	(164)	(1,500)
Sale of investment in equity interest	—	4,824
Maturities and sales of investments	162,947	221,501
Business acquisitions, net of cash acquired	(24,085)	(168,777)

Net cash used in investing activities	(55,574)	(76,174)

Financing activities:
Net proceeds from issuance of common stock	30,519	22,286
Repurchases and retirement of common stock	(19,638)	(10,651)
Redemption of convertible senior notes	(4)	—
Withholding taxes related to restricted stock units net share settlement	(5,256)	(1,697)
Excess tax benefits from stock-based compensation	15,172	6,077

Net cash provided by financing activities	20,793	16,015

Effect of foreign exchange rate changes on cash and cash equivalents	6,398	(8,098)

Net increase (decrease) in cash and cash equivalents	64,141	(8,660)
Cash and cash equivalents at beginning of period	208,899	159,197

Cash and cash equivalents at end of period	$273,040	$150,537

INFORMATICA CORPORATION

GAAP TO NON-GAAP RESULTS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Total revenues	$192,727	$155,661	$360,759	$290,791

Operating income:

GAAP operating income	$36,187	$25,451	$68,075	$40,367

Percentage of GAAP operating income to total revenues	19%	16%	19%	14%

Plus:
Amortization of acquired technology - Cost of revenues	4,885	3,616	9,178	6,388
Amortization of intangible assets - Operating expenses	1,992	2,355	4,073	5,065
Facilities restructuring charges - Operating expenses	476	336	986	992
Acquisitions and other - Operating expenses	780	—	(922)	3,649
Stock-based compensation - Cost of revenues	861	653	1,725	1,315
Stock-based compensation - Research and development	2,654	1,751	5,053	3,360
Stock-based compensation - Sales and marketing	2,478	1,793	4,887	3,566
Stock-based compensation - General and administrative	2,162	1,382	4,002	2,820

Non-GAAP operating income	$52,475	$37,337	$97,057	$67,522

Percentage of Non-GAAP operating income to total revenues	27%	24%	27%	23%

Net income:

GAAP net income	$26,210	$17,427	$48,119	$29,221

Plus:
Amortization of acquired technology - Cost of revenues	4,885	3,616	9,178	6,388
Amortization of intangible assets - Operating expenses	1,992	2,355	4,073	5,065
Facilities restructuring charges - Operating expenses	476	336	986	992
Acquisitions and other - Operating expenses	780	—	(922)	3,649
Stock-based compensation - Cost of revenues	861	653	1,725	1,315
Stock-based compensation - Research and development	2,654	1,751	5,053	3,360
Stock-based compensation - Sales and marketing	2,478	1,793	4,887	3,566
Stock-based compensation - General and administrative	2,162	1,382	4,002	2,820
Gain on sale of investment in equity interest	—	—	—	(1,824)
Income tax adjustments	(4,792)	(3,542)	(8,469)	(7,711)

Non-GAAP net income	$37,706	$25,771	$68,632	$46,841

INFORMATICA CORPORATION

GAAP TO NON-GAAP RESULTS

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Diluted net income per share: (1)

Diluted GAAP net income per share	$0.23	$0.17	$0.43	$0.29

Plus:
Amortization of acquired technology	0.04	0.03	0.08	0.06
Amortization of intangible assets	0.02	0.03	0.04	0.05
Facilities restructuring charges	—	—	0.01	0.01
Acquisitions and other	0.01	—	(0.01)	0.03
Stock-based compensation	0.07	0.05	0.14	0.10
Gain on sale of investment in equity interest	—	—	—	(0.02)
Income tax adjustments	(0.04)	(0.03)	(0.07)	(0.07)

Diluted Non-GAAP net income per share	$0.33	0.25	$0.62	$0.45

Shares used in computing diluted Non-GAAP net income per share	113,148	107,959	112,755	107,701

(1)	Diluted EPS is calculated under the "if converted" method for the three months ended June 30, 2010, and six months ended June 30, 2011 and 2010. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million for the three months ended June 30, 2010, and $0.8 million and $1.9 million for the six months ended June 30, 2011 and 2010, respectively.